                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        _______________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       __________________________________


        Date of Report (Date of earliest event reported): APRIL 22, 1998
                                                          --------------



                        BAY APARTMENT COMMUNITIES, INC.
               (Exact name of Registrant as specified in charter)


         MARYLAND                     1-12672                   77-0404318
 -------------------------    --------------------------      ----------------
(State or other jurisdiction  (Commission file number)        (IRS employer
    of incorporation)                                        identification no.)


          4340 STEVENS CREEK BOULEVARD, SUITE 275, SAN JOSE, CA 95129
          -----------------------------------------------------------
              (Address of principal executive offices)  (Zip Code)


                                (408) 983-1500
                                --------------

             (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

     This Current Report on Form 8-K of Bay Apartment Communities, Inc. (the "Company") contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein are statements that involve risks and uncertainties, including, but not limited to, the demand for apartment homes, the effects of economic conditions, the impact of competition and competitive pricing, changes in construction costs, the results of financing efforts, potential acquisitions under agreement, the effects of the Company's accounting policies and other risks detailed in the Company's filings with the Securities and Exchange Commission (the "Commission").

     On April 22, 1998, the Company announced its results of operations for the fiscal quarter ended March 31, 1998. The press release issued by the Company in connection with such announcement is included herein in Exhibit 99.1.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

    99.1 Press release of Bay Apartment Communities, Inc. dated April 22, 1998.

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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                   BAY APARTMENT COMMUNITIES, INC.



Dated:  April 22, 1998             By:/s/ Jeffrey B. Van Horn
                                      -------------------------------------
                                   Name:  Jeffrey B. Van Horn
                                   Title: Vice President, Chief Financial
                                          Officer, Secretary and Treasurer

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